SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 4, 2008

MORGAN STANLEY
(Exact Name of Registrant as Specified in Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

1-11758		36-3145972
(Commission File Number)		(IRS Employer Identification No.)

1585 Broadway, New York, New York		10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 761-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Morgan Stanley, a Delaware corporation (the “Company”), has entered into a Second Supplemental Senior Indenture between the Company and The Bank of New York (the “Second Supplemental Senior Indenture”), dated as of January 4, 2008, amending the terms of the Senior Indenture between the Company and The Bank of New York (as successor to JPMorgan Chase Bank N.A. (formerly known as JPMorgan Chase Bank)) (the “Senior Indenture”), dated as of November 1, 2004, to allow for the issuance by the Company of the Company’s Global Medium-Term Senior Bearer Notes, Series G and H, in the form required by the European Central Bank for debt securities to be eligible to be pledged as collateral in Eurosystem operations (“NGN form”), and to amend certain trustee notification provisions in the Senior Indenture.  In connection therewith, the Company has also entered into an amended and restated Euro Distribution Agreement between the Company and Morgan Stanley & Co. International plc (the “Amended and Restated Euro Distribution Agreement”), dated as of January 4, 2008, for the purpose of including provisions relating to the issuance by the Company of the Company’s Global Medium-Term Senior Bearer Notes, Series G and H, in NGN form.

On January 4, 2008, the Company approved the following forms of notes that may be issued in NGN form under the Senior Indenture (as so amended): (i) a form of Temporary Global Floating Rate Senior Bearer Note (the “Form of Temporary Global Floating Rate Senior Bearer Note”), (ii) a form of Permanent Global Floating Rate Senior Bearer Note (the “Form of Permanent Global Floating Rate Senior Bearer Note”), (iii) a form of Temporary Global Fixed Rate Senior Bearer Note (the “Form of Temporary Global Fixed Rate Senior Bearer Note”) and (iv) a form of Permanent Global Fixed Rate Senior Bearer Note (the “Form of Permanent Global Fixed Rate Senior Bearer Note”).

On January 8, 2008, the Company filed a new Prospectus Supplement dated January 4, 2008 relating to its Global Medium Term Notes, Series G and H and Global Units, Series G and H.

Copies of the Amended and Restated Euro Distribution Agreement, the Second Supplemental Senior Indenture, the Form of Temporary Global Floating Rate Senior Bearer Note, the Form of Permanent Global Floating Rate Senior Bearer Note, the Form of Temporary Global Fixed Rate Senior Bearer Note and the Form of Permanent Global Fixed Rate Senior Bearer Note are attached as exhibits hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are part of this Report on Form 8-K:

1.1	Amended and Restated Euro Distribution Agreement between the Company and Morgan Stanley & Co. International plc dated as of January 4, 2008.

4.1	Second Supplemental Senior Indenture between the Company and The Bank of New York dated as of January 4, 2008.

4.2	Form of Temporary Global Floating Rate Senior Bearer Note.

4.3	Form of Permanent Global Floating Rate Senior Bearer Note.

4.4	Form of Temporary Global Fixed Rate Senior Bearer Note.

4.5	Form of Permanent Global Fixed Rate Senior Bearer Note.

5.1	Legality Opinion of Davis Polk & Wardwell relating to debt securities issued under the Senior Indenture, as amended, including the Global Medium-Term Senior Bearer Notes, Series G and H.

23.1	Consent of Davis Polk & Wardwell (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGAN STANLEY

Date:	January 10, 2008	By:	/s/ W. Gary Beeson
			Name:	W. Gary Beeson
			Title:	Assistant Secretary